PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 27 DECEMBER 2002 TO 24 MARCH 2003

NOTE INFORMATION
	Class A Notes	A$ Class B Notes

Original Principal Balance of each class of Note at the time of their issue	US$1,000,000,000.00	A$63,000,000.00
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$1,000,000,000.00	A$63,000,000.00
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$87,985,100.00	A$0.00
Principal Balance of each class of Note after payments referred to above have been applied	US$912,014,900.00	A$63,000,000.00
Note Factor at the end of the Quarterly Payment Date	0.912014900	1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$3,813,333.33	A$812,112.46
LIBOR / BBSW in respect of this quarterly period	1.40000%	4.8367%
Rate of interest payable on each class of Note in respect of this quarterly period	1.56000%	5.3467%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 17 March 2003 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000.00
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000.00
Redraw Facility Principal repaid during the quarterly period	A$0.00
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$26,148.93
Interest paid on Redraw Facility Principal during the quarterly period	A$3,013.37
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$9,010,652.17
Principal Cash Balance at the end of this Quarterly Payment Date	A$8,245,560.00
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$189,151,686
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$8,245,560
Less : Income Reserve at the end of the Quarterly Payment Date	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$180,906,126
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$27,888,518

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$153,017,608

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$153,017,608
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$153,017,608

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$87,985,100

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 27 DECEMBER 2002 TO 24 MARCH 2003 (continued)

HOUSING LOAN POOL INFORMATION IN AUD
			Maximum	Minimum Current
	Number of	Number of Housing	Current Housing	Housing Loan
	Housing Loans	Loan Accounts	Loan Balance	Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	9,143	10,971	A$940,047	A$0

	Weighted Average Original	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	76.35%	95.00%	A$2,538,256,797

	Outstanding	Outstanding	Outstanding Balance	Average Current
	Balance of	Balance of Fixed	of Variable Rate	Housing Loan
	Housing Loans	Rate Housing Loans	Housing Loans	Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,640,867,267	A$122,842,533	A$1,518,024,734	A$178,823

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average
	To Maturity	Term to Maturity	Seasoning

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	358 months	338 months	21 months

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0.00

DELINQUENCY INFORMATION

As at the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

				Percentage of Pool
				by Outstanding
			Outstanding Balance of the Applicable	Balance of Housing
	Number of Housing Loans	Percentage of Pool by number	Delinquent Housing Loans	Loans

30 - 59 days	56	0.51%	A$11,568,774.05	0.71%
60 - 89 days	18	0.16%	A$4,329,587.87	0.26%
90 - 119 days	11	0.10%	A$2,627,361.02	0.16%
Greater than 120 days	13	0.12%	A$3,445,234.36	0.21%

Total Arrears	98	0.89%	A$21,970,957.30	1.34%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

Amount of mortgage insurance claims made:	A$0.00
Amount of mortgage insurance claims paid:	A$0.00
Amount of mortgage insurance claims pending:	A$0.00
Amount of mortgage insurance claims denied:	A$0.00